Exhibit 10.16

                      SALES CONTRACT OF INDUSTRIAL PRODUCTS
                      -------------------------------------

                                                                    NO.:
                                                               SIGNED AT: Tai'an
                                                              DATE: July 5, 2004

This contract is made and entered into by and between Shandong Shengda Chemical Machinery Co., Ltd (hereinafter referred to as the Seller) and Shandong Shengda Chemical Co., Ltd (hereinafter referred to as the Buyer); whereby the Seller agree to sell and the Buyer agree to buy the commodity mentioned in this contract subject to the terms and conditions stipulated below:

Article 1: Object, Quantity, Price and Date of Delivery

NAME OF COMMODITY: Absorption Tower, Equalizer Tank, Surge Tank, Liquid Ammonia Tank

UNIT: PIECE

QUANTITY: Three, One, One, and Two Respectively

UNIT  PRICE:  RMB  165,200  yuan,   431,000  yuan,  96,200  yuan,  746,200  yuan
respectively.

TOTAL AMOUNT: RMB 2,515,200 (two million, five hundred and fifteen thousand and two hundred) yuan

DATE OF DELIVERY: Within forty-five days after receiving the advance payment.

Article 2: QUALITY STANDARD

Be subject to the GB 150 Trade Standard for Containers. In the case of the liquid ammonia tank, the crack detection will be done on a 100% basis and the whole tank has to be undergone heat treatment.

Article 3: TERMS AND TIME LIMIT OF QUALITY ASSURANCE OF THE SELLER: 1 Year of Quality Warranty

Article 4: TITLE TO THE GOODS SHALL BE PASSED UPON DELIVERY; HOWEVER, IF THE BUYER FAILS TO PERFORM THE OBLIGATION OF PAYING THE FULL AMOUNT OF PURCHASE PRICE, TITLE TO THE GOODS SHALL REMAIN WITH THE SELLER.

Article 5: MEANS AND PLACE OF DELIVERY:  The Buyer's factory.

Article 6: MODE OF TRANSPORAT AND DESTINATION AND COST ALLOCATION: The Seller shall be fully responsible.

Article 7: STANDARD, METHOD, and PLACE AND TIME LIMIT OF INSPECTION: The inspection will be done pursuant to the National Standards.

Article 8: METHOD, TIME AND PLACE OF PAYMENT: 30% shall be paid after this contract becomes effective. 30% shall be paid after the objects have been completed 50%; and 85% of the total will be paid when the objects have been delivered.

Article 9: TERMINATION OF THIS CONTRACT: After the remaining amount of money has been paid off.

Article 10: BREACH LIABILITY: shall be governed by the provisions of the Contract Law.

Article 11: METHOD OF SETTLING THE DISPUTE OVER THE CONTRACT:

IN THE PERFORMING OF THIS CONTRACT, IF ANY DISPUTE ARISES, THE TWO PARTIES SHALL SETTLE IT THROUGH FRIENDLY DISCUSSIONS; THE DISPUTE CAN ALSO BE MEDIATED BY THE LOCAL INDUSTRIAL AND COMMERICAL ADMINISTRATION; IF NO SETTLEMENT COMES FROM THE DISCUSSIONS OR MEDIATATIONS, THE DISPUTE SHALL BE SETTLED BY LAWSUITS THROUGH THE PEOPLE'S COURT.

Article 12: THIS CONTRACT SHALL BECOME EFFECTIVE after having been officially signed by the two parities.


THE SELLER:                                   THE BUYER:
Shandong Shengda Chemical
Machinery Co., Ltd                            Shandong Shengda Chemical Co., Ltd

/s/ Zhang Shanhui                              /s/ Chen Zhongzhi
-------------------------                     ----------------------------------
AUTHORISED SIGNATURE                          AUTHORISED SIGNATURE